Analyst Day Presentation • August 14, 2025 (NYSE: AZZ)

2ANALYST DAY PRESENTATION Disclaimers Cautionary Statements Regarding Forward Looking Statements — Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as "may," "could," "should," "expects," "plans," "will," "might," "would," "projects," "currently," "intends," "outlook," "forecasts," "targets," "anticipates," "believes," "estimates," "predicts," "potential," "continue," or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial, and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Forward-looking statements speak only as of the date they are made and are subject to risks that could cause them to differ materially from actual results. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our manufactured solutions, including demand by the construction markets, the industrial markets, and the metal coatings markets. We could also experience additional increases in labor costs, components and raw materials including zinc and natural gas, which are used in our hot-dip galvanizing process, paint used in our coil coating process; supply-chain vendor delays; customer requested delays of our manufactured solutions; delays in additional acquisition opportunities; an increase in our debt leverage and/or interest rates on our debt, of which a significant portion is tied to variable interest rates; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the manufactured solutions that we provide; economic volatility, including a prolonged economic downturn or macroeconomic conditions such as inflation or changes in the political stability in the United States and other foreign markets in which we operate; tariffs; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business, including in Part I, Item 1A. Risk Factors, in AZZ's Annual Report on Form 10-K for the fiscal year ended February 28, 2025, and other filings with the SEC, available for viewing on AZZ's website at www.azz.com and on the SEC's website at www.sec.gov. You are urged to consider these factors carefully when evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP – Regulation G Disclosures — In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA, Adjusted EBITDA, Net Debt, Net Leverage, Free Cash Flow and Free Cash Flow Conversion which are non-GAAP measures, which should be considered supplemental to, not a substitute for, or superior to, the financial measures calculated in accordance with GAAP. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures and their nearest GAAP equivalents. For example, AZZ's definitions of non-GAAP financial measures may differ from non-GAAP financial measures used by other companies. For reconciliations to the most directly comparable GAAP measure, see the appendix to this presentation.

Opening Remarks Tom Ferguson – Chief Executive Officer (NYSE: AZZ)

4ANALYST DAY PRESENTATION Why Invest in AZZ? Differentiated, high value-add metal coatings provider with scale, expertise and customer centric technology uniquely positioned to serve the growing North American steel and aluminum markets Strong business foundation capable of growing sales and margins above market levels, supported by multi-year secular growth drivers; while generating significant free cash flow Coil coating and hot dip galvanizing provide environmentally friendly solutions that reduce emissions and extend the life cycle of the coated materials Focused capital allocation to manage leverage while supporting high ROIC investments, strategically aligned M&A, and returning capital to shareholders Commitment to EPS growth driven by operational improvement creates compelling investment opportunity and long-term shareholder value

5ANALYST DAY PRESENTATION 46% 54%57% 43% Segment Sales3 Segment Adj. EBITDA3 AZZ is North America’s leading independent post- fabrication hot-dip galvanizing & coil coating solutions company with #1 positions in both markets AZZ Precoat MetalsAZZ Metal Coatings (1) 3,931 employees, 42 galvanizing locations and 4 surface technologies locations as of July 1, 2025 (2) 14 plants with 16 processing lines as of July 10, 2025 (3) Segment sales and Adjusted EBITDA results trailing twelve-month period ended May 31, 2025 (4) Adjusted EBITDA excludes corporate costs and AVAIL JV equity income; For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation. FORT WORTH, TEXAS Headquarters: 3,931(1) Employees: Metal Coatings locations(1): 46 Coil Coating Locations(2): 14 ~$1.58B(3) TTM Sales $392M(3,4) TTM Adj. EBITDA 24.7%(3,4) TTM Adj. EBITDA Margin AZZ Snapshot (NYSE: AZZ) 1 AZZ Precoat MetalsAZZ Metal Coatings

6ANALYST DAY PRESENTATION AZZ’s Strategic Journey 2 FY2022 Strategic Transformation – Positioning for the Future • Transform to focused Metal Coatings Company • Divested majority stake (60%) of Infrastructure Solutions segment to a joint venture • Acquired Precoat Metals FY2026 + Focused Metal Coatings Company • Invested in $125M new coil coating facility • Operational excellence across two business segments; ESG focus, digital technology and financial results • Strengthened the balance sheet; reduced debt, replaced convertible debt, improved cost of debt & achieved leverage of 1.7x $810 $1,538 Sales, in millions Platform for Growth as a Focused Metal Coatings Company • Disciplined capital allocation strategy; focused on high ROIC opportunities • Continue to invest in our two core business segments to drive customer satisfaction and margin expansion • Invest in technologies to enhance competitiveness • Pursue strategic bolt-on acquisitions to drive above market growth and financial returns • Provide superior and sustainable total return to our shareholders FY2023-25 $2,000(1) (1) Based on management estimates as of 10/30/2024. Transformation Growth

7ANALYST DAY PRESENTATION Achievements Against Stated Commitments 2  Commitments Achievements to Date • Maintain net leverage target range of 1.5X -2.5X • Total net leverage of 1.7x(1) • TTM debt reduction totaling $370 million(3) • Preliminary FY26E Adj. EBITDA(2) guidance of $360-400 million • Adj. EBITDA Margin of 22.6% at mid-point of guidance(2) • TTM Adjusted EBITDA(2) of $360.2 million for the period ended May 31, 2025 • TTM Adj. EBITDA Margin of 22.7%(2) • Prudently evaluate acquisition opportunities meeting strategic parameters • Acquired Canton Galvanizing 07/01/2025 • Robust M&A pipeline • Commitment to Dividend Payment • Dividend increase of 17.6% from $0.17 to $0.20 share on June 26, 2025 • AZZ continues to pay common stock dividends • Buyback shares to minimize dilution • 10b5-1 in place Target Leverage and Debt Reduction Cash Flow Generation Acquisition Policy Dividend Policy     (1) Net leverage results for the period ended May 31, 2025 (2) Adjusted EBITDA inclusive of corporate costs; For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation (3) Debt reduction results for the trailing twelve month period ended May 31, 2025. Share Repurchases

8ANALYST DAY PRESENTATION Secular Drivers Enhancing Outlook: Infrastructure Investment Reshoring Manufacturing Migration to Pre-painted Steel and Aluminum Conversion from Plastics to Aluminum Conversion to Coil Coating 8 End Markets(1) & Drivers (1) Based on AZZ Q1 FY2026 results ended May 31, 2025 Agricultural, Food Processing, Oil & Gas

9ANALYST DAY PRESENTATION 9 Uniquely Positioned to Capitalize on Generational Infrastructure Investment in U.S. Source: American Infrastructure Investment and Jobs Act Datacenters, Water, Airports and Other

10ANALYST DAY PRESENTATION Strategic Value Proposition Built on Common Business Models Standout Market Leaders with Best-in-Class Financial Profiles Proprietary Systems Driving Efficiencies in Operations, Procurement, Supply Chain, IT and Back Office Tolling Based Businesses with Minimal Commodity and Inventory Risk Drive ESG Enhancements Across Operations Footprint Service-Driven Culture with Focus on Quality and Superior Customer Satisfaction 9 Metal Coatings Precoat Metals

11ANALYST DAY PRESENTATION Digital Galvanizing System (DGS) is a distinct competitive advantage • Near elimination of paper with proprietary, state-of-the-art tool linked to Oracle ERP system • Fully integrated; Allows real-time decisions and enhanced customer experience • Provides visibility, decision making, real-time order status updates, tracking and customer notifications • Enables operational efficiencies CoilZone is the industry leading productivity and customer engagement platform • Customer Portal for real time visibility for all inventory transactions of their material available 24/7 through customized customer interface • Fully integrated with APM’s ERP system • Heavily integrated with customers through EDI IT Infrastructure and A.I. • Investing in systems architecture (Oracle eBS), to ensure a ‘future ready’ enterprise platform • Established A.I. Policies to accelerate leveraging A.I. in specific applications including (Microsoft Copiliot, Teams) Technology Transformation – A Key Differentiator

12ANALYST DAY PRESENTATION Research and Development Partnership with Texas A&M Since 2019 AZZ and Texas A&M have conducted R&D projects related to improving AZZ’s hot-dip galvanizing process with the goal of designing more efficient production processes. Notable results include: • Improved standard operating procedures impacting safety for our employees • Increased product quality, and increased production fixture lifespan • Reduced usage and replacement costs and reduced disposal of non- recycled resources • Reduced emissions through improved emissions mitigation

13ANALYST DAY PRESENTATION 13 Investing in Future Growth Sustai ability • Sustainability is intrinsic to our products as both hot-dip galvanized steel and coil coated steel and aluminum are 100% recyclable • Hot-dip galvanized steel is an infinitely renewable building material and used in renewable energy projects such as wind, solar and battery • Utilizing hot-dip galvanizing and coil coating ensures that fewer natural resources are consumed, fewer emissions are produced in the future, and with minimal environmental impact over the life of a customer’s project Diverse 53%White 43% Not Stated 4% We are essential and environmentally friendly We are committed to sustainability initiatives and reporting We recognize that outstanding people and leadership are the key to sustainability • Tracking and Reporting on Scope 1 and 2 consumption and intensity in our annual sustainability report • Targeting a 10% reduction in Scope 1 and Scope 2 consumption and intensity • Tracking green sales in FY2024 and FY2025 to further disclose AZZ’s role in the transition to a low carbon economy • Recognized by Newsweek as one of America’s Most Responsible Companies for the past three years • AZZ is committed to maintaining a deep and capable leadership bench, while ensuring our people have the training and tools to consistently provide outstanding service and quality to our customers. • Everyone is valued and appreciated for their distinct talents and contributions to the continued growth and sustainability of our business. • AZZ’s sustainability is enhanced by having our diverse workforce focused on the mission of creating superior value for our investors, customers and partners. Ethnicity demographics of AZZ’s employees for FY2025

14ANALYST DAY PRESENTATION Tom Ferguson President and Chief Executive Officer David Nark Chief Marketing, Communications and Investor Relations Officer Tara Mackey Chief Legal Officer Chris Bacius Vice President Business Development Jeff Vellines President & COO Precoat Metals Bryan Stovall President & COO Metal Coatings Our Mission Create superior value in a culture where people can grow and TRAITS matter. We are diverse, collaborative, and service-minded, operating in a culture of TRAITS…Trust, Respect, Accountability, Integrity, Teamwork, and Safety Leadership Highlights +200 years of combined industry experience Senior corporate leadership with tenure and track record at AZZ Proven industry leaders at respective coatings businesses Executed and integrated multiple acquisitions, including transformational M&A Track record of success Mission-Driven, Experienced Management Team 3 Jason Crawford Chief Financial Officer Kurt Russell Senior Vice President & Chief Strategy Officer Haley Graves Vice President of Corporate Human Resources Roy Gallagher Vice President of Information Technology

Corporate Strategy Kurt Russell– Chief Strategy Officer (NYSE: AZZ)

16ANALYST DAY PRESENTATION Sales($Bn) Adjusted EBITDA Margin (1) TTM Sales for the period ended 5/31/2025 (2) TTM EBITDA inclusive of corporate costs for the period ended 5/31/2025 3 Year Goals  2x GDP Annual Organic Sales Growth  Execute Robust pipeline of acquisition targets  Ma in t a i n be s t i n c l a s s f i n anc i a l pe r fo rmance  22% Conso l i d a t ed EB ITDA Marg i n  >12% ROIC  1 .5x to 2 . 5x l e ve r a ge Current Dislocation in Trading Multiples vs Coatings Peer(3) Where AZZ is Headed $.9 $2.0+ $1.6 FY 2022 TTM(1) FY 2028 E 17% >22% 22% FY 2028 E FY 2022 TTM(2)

17ANALYST DAY PRESENTATION 17 AZZ Acquisition Discipline • Highly fragmented • Strong secular tailwinds • Compelling value proposition • Coatings specific • Complementary solut ions offerings • Geographic expansion • Market leader • Cultural fit / alignment with AZZ  Financially accretive  Synergy opportunities  Benefits of scale  Drive higher structural margin Markets Targets Value Creation 6 8 + Oppor tun i t i e s ~ 1 3 Under Evaluation 1 Closed in FY 2026 AZZ targets acquisitions that strengthen our two segments

Metal Coatings Todd Bella – Senior Vice President (NYSE: AZZ)

19ANALYST DAY PRESENTATION Operating Segment Production Route Value-Added Capabilities Market Size and Share(2) Historical Adjusted EBITDA Performance(3) ($ in millions) Metal Coatings Batch Processing Hot-Dip Galvanizing Spin Galvanizing Powder Coating Plating Anodizing $2.5B ~27% share #1 market position $126 $157 $189 $197 $205 212 FY2021 FY2022 FY2023 FY2024 FY2025 TTM Production Input Fabricated Steel Sales $675.6 million(1) (1) Sales based on AZZ trailing twelve-month period ended May 31, 2025 (2) Management estimates based on data from the American Galvanizing Association (3) For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation; TTM for the period ended May, 31, 2025 COVID AZZ Metal Coatings

20ANALYST DAY PRESENTATION Technology: Digital Galvanizing System (DGS) provides customers with near real-time updates and operational efficiencies Metal Coatings Value Proposition Key Value Propositions  Embracing Complexity: Quick turns on special projects to meet demanding customer schedules Value-Added Services: Over 30+ solutions offerings, including surface preparation, ground line coating and a dedicated transportation network Operational Flexibility: Unmatched solutions offering validated through best-in-class Net Promoter Score  Cost, Efficiency and Environmental Benefits: Galvanizing can last between 50-100 years and is then 100% recyclable thereafter Expanded Footprint and Redundancy: Scaled network ensures proximity and logistical cost advantages across the supply chain

21ANALYST DAY PRESENTATION Metal Coatings Footprint Well-Positioned to Serve Key End-Markets Superior Capabilities Enable Leading Position Across All End-Markets2 North America’s leading post-fabrication hot-dip galvanizer with unmatched competitive moat Spin GalvanizingHot-Dip Galvanizing Powder Coating Anodizing and Plating State-of-the-Art Facilities Across North America(1) Construction 26% Industrial 20% Transportation 16% Electrical 20% Other 18% Key Technologies (1) 42 galvanizing locations and 4 surface technologies locations as of July 1, 2025 (2) Based on AZZ Q1 FY2026 financial results ended May 31, 2025 10

22ANALYST DAY PRESENTATION Metal Coatings Historical Financials $458 $519 $637 $656 $665 $676 FY21 FY22 FY23 FY24 FY25 TTM $126 $157 $189 $197 $205 $212 27.6% 30.3% 29.7% 30.0% 30.7% 31.4% FY21 FY22 FY23 FY24 FY25 TTM Sales Historical Performance ($ in millions) 11 Adjusted EBITDA(2) % Margin (1) TTM sales and Adjusted EBITDA for the twelve-month period ended May 31, 2025 (2) Adjusted EBITDA prior to corporate allocations; For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation; TTM Adjusted EBITDA for the period ended May 31, 2025 (1) (1)

23ANALYST DAY PRESENTATION AZZ Metal Coatings – Strategic Growth Drivers • Secular tailwinds include reshoring/nearshoring, infrastructure spending, and datacenters • Organic growth through increased sales force effectiveness; Technology (DGS); Value-added service expansion (spin, transportation, etc.) • Inorganic growth in adjacent ‘white space’ markets within North America • Greenfield plant expansions

Precoat Metals Jeff Vellines – President and Chief Operating Officer (NYSE: AZZ)

25ANALYST DAY PRESENTATION Operating Segment Production Route Value-Added Capabilities Market Size and Share(2) Historical Adjusted EBITDA Performance(3) ($ in millions) Precoat Metals Continuous Processing Coil Coating Slitting Embossing Shape Correction Blanking $4.4B ~21% share #1 market position $115 $155 $165 $168 $179 180 EBITDA FY2021 FY2022 FY2023 FY2024 FY2025 TTM Production Input Steel & Aluminum Coil Sales $910.8 million(1) (1) Sales based on AZZ trailing twelve-month period ended May 31, 2025 (2) Management estimates based on data from the National Coat Coaters Association (3) For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation; Precoat EBITDA FY2020-FY2022 prior to acquisition; Fiscal year 2023 Precoat EBITDA adjusted to include results from March 1, 2022 to May 13, 2022 prior to completion of acquisition on May 13, 2022; TTM for the period ended May, 31, 2025 Precoat Metals – Summary

26ANALYST DAY PRESENTATION Precoat Metals Value Proposition Key Value Propositions Technology: Coilzone provides customers with near real-time access to inventory, production and shipping information generating operational efficiencies  Embracing Complexity: Quickly accommodate customer needs by offering quick turns on special colors and coatings, enhanced with paint blend cell capability Value-Added Services: Unique position as the “one-stop-shop” across all end-markets and substrates for coil coating, slitting, embossing and shape correction Operational Flexibility: Tolling model provides customers with sourcing latitude and late point SKU identification to meet real-time business demand Cost, Efficiency and Environmental Benefits: Significant cost, quality and environmental advantages vs. post-paint driving increased customer demand Expanded Footprint and Redundancy: Scaled, purpose-built manufacturing network ensures proximity and logistical cost advantages across the supply chain

27ANALYST DAY PRESENTATION Precoat Metals Footprint Well-Positioned to Serve Key End-Markets Critical Service Provider to Diverse End-Markets(2) Construction (79%) Appliance (6%) Transportation (3%)Container (4%)HVAC (3%) Industry leader with entrenched advantages as a unique independent toll coater State-of-the-Art Facilities Across North America(1) Coil Coating Slitting Cut-to-Length Laminating / Printing Shape Correction Embossing Key Technologies 12 (1) New greenfield plant opened in Washington, Missouri. Total 14 plants with 16 processing lines (2) Based on AZZ Q1 FY2026 results for the period ended 5/31/2025 Existing Facility New Facility

28ANALYST DAY PRESENTATION Precoat Metals Historical Financials $605 $710 $882 $881 $913 $911 FY21 FY22 FY23 FY24 FY25 TTM5 $115 $155 $165 $168 $179 $180 18.9% 21.8% 18.7% 19.0% 19.6% 19.8% FY21 FY22 FY23 FY24 FY25 TTM Sales Adjusted EBITDA3 ($ in millions) Historical Performance 13 % Margin Note: FY based on February year-end (1) Precoat sales for FY 21 – FY 22 net of external claims (2) Fiscal year 2023 Precoat Sales and EBITDA are adjusted to include results from March 1, 2022 to May 13, 2022 prior to completion of acquisition on May 13, 2022 (3) Adjusted EBITDA prior to corporate allocations; For a reconciliation to the most directly comparable GAAP measure, see the appendix to this presentation (4) Precoat EBITDA for FY 21 – FY 22 excludes buy-side standalone diligence adjustments made by AZZ (5) TTM reflects results for the twelve-month period ended May 31, 2025 2 2 1 1 1 4 4 4 5

29ANALYST DAY PRESENTATION Enables AZZ to benefit from secular shift to aluminum cans Run-rate contracted sales of $50+ million exiting FY 2026 at an EBITDA margin above Precoat overall margin ROIC well in excess of cost of capital Long-term contractual customer commitment for 75% of the new capacity Total investment of ~$125 million New aluminum coil coating line in Washington, Missouri Compelling Strategic and Financial Investment Investing in Future Growth Two-year construction project completed Q4 FY25 on-time and on budget; Achieved profitability ahead of management expectations

30ANALYST DAY PRESENTATION AZZ Precoat Metals– Strategic Growth Drivers • Secular tailwinds include reshoring/nearshoring, plastics to aluminum conversion in containers, and increased use/acceptance of pre-painted steel in manufacturing processes • Organic growth with focus on post-paint to pre-paint conversions • Inorganic growth targeting captive coil line conversions and competitive coil operators within North America • Greenfield plant expansions

Financial Overview Jason Crawford – Chief Financial Officer (NYSE: AZZ)

32ANALYST DAY PRESENTATION Precoat MetalsMetal Coatings COVID Year $458 $519 $637 $656 $665 $676 $605 $710 $882 $881 $913 $911 FY21 FY22 FY23 FY24 FY25 TTM $1,062 $1,229 $1,519 $1,538 $241 $312 $354 $364 Sales Segment Adjusted EBITDA3 Excl. Corporate Costs Consistent Top-Line Growth and Profitability 15 % Margin Note: FY based on February year-end financial results; Financials exclude AIS which was divested in September 2022; Please reference Appendix for LTM reconciliation (Reg G) (1) Precoat sales for FY 21 – FY 22 net of external claims (2) Fiscal year 2023 Precoat Sales and EBITDA are adjusted to include results from March 1, 2022 to May 13, 2022 prior to completion of acquisition on May 13, 2022 (3) Adjusted EBITDA excludes corporate costs and AVAIL JV results (4) Precoat EBITDA for FY 21 – FY 22 excludes buy-side standalone diligence adjustments made by AZZ (5) TTM reflects the twelve-month period ended May 31, 2025 2 1 1 1 $1,578 $384 $1,587 $392 5 5 ($ in millions) 2 5 4 4 4 COVID Year

33ANALYST DAY PRESENTATION Proven Resilience Through Prior Cycles 17 Metal Coatings EBITDA Precoat Metals EBITDA $51 $81 $85 $85 $98 $51 $59 $42 $57 $71 $102 $140 $127 $142 $169 CY 2007 CY 2008 CY 2009 CY 2010 CY 2011 Modest Decline (9%) Strong Recovery +15% CAGR ($ in millions) Sales across broad end markets Limited exposure to metal prices and other inflationary pressures Value-added pricing model Highly variable cost structure with flexible operating model Consistent strong earnings and cash flow

34ANALYST DAY PRESENTATION Capital Structure to Support Growth Note: Financials exclude AIS in which AZZ divested 60% into a joint venture in September 2022 (1) Reflects net leverage inclusive of credit agreement-related adjustments; Adjusted EBITDA inclusive of corporate costs (2) Free Cash Flow Conversion defined as (CFO – Capex) / Net Income; Free Cash Flow is a non-GAAP financial measure that requires reconciliation to Cash Flow from Operations; Accordingly, Free Cash Flow conversion is a ratio of a non-GAAP financial measure to a GAAP financial measure that requires reconciliation. 16 No significant debt maturities until FY29 Transformation Growth Q2 FY23 Q1 FY26 (2.6x) 1.7x 4.3x 3.6x 2.5x 1.5x Net Leverage(1) • Net Leverage 1.5x – 2.5x • Strong free cash flow generation(2) • Capital allocation transition to ‘Growth’ • Flexible capital structure to support ‘Strategic M&A’ • Net Leverage target maintained through cycle Net Debt / Adjusted EBITDA (excl. preferred) Net Debt / Adjusted EBITDA (incl. preferred) Target Range Capital Structure

35ANALYST DAY PRESENTATION Capital Allocation Transition 9 Return Capital Committed to growing dividends aligned with our earnings growth and share repurchases to offset dilution Maintain Leverage Target Net Leverage range of 1.5x – 2.5x High ROIC Investments Organic growth, strategic customer partnerships & productivity improvements Strategic M&A Bolt-on acquisitions, and/or strategic M&A that aligns with our business segments • Maintain health & momentum of business through capex investments • Investment in the future with $120M spend on Greenfield plant • Commitment to sustaining dividends • >$100M of debt repayment per year FY2023 – FY2025 FY2026+ FY2026 – Q1 • AVAIL proceeds of $273M used to further reduce debt [total $285M in FY26-Q1]

36ANALYST DAY PRESENTATION Attractive Financial Metrics Relative to Peer Groups Source: Factset and Company Filings Note: Figures reflect peers median; Coatings peers include Valmont, Hill & Smith, Sherwin-William, PPG, Akzo Nobel; Building Products peers include A. O. Smith, James Hardie, Trex, Griffon, Fortune Brands Innovations, Kingspan, Simpson, Jeld-Wen; Service Centers peers include Reliance, Ryerson, Worthington Steel, Russel Metals; Steel Mills peers include BlueScope, Nucor, Steel Dynamics 1. AZZ FY26E metrics represent mid-point of Company’s full year guidance 2. Includes corporate expense 3. Based on latest available filing 4. James Hardie figures Pro Forma for acquisition of Azek Revenue Growth CY23A – CY25E EBITDA Margin2 CY25E Net Working Capital / LTM Sales3 Unique Coatings Company, not a Steel Mill, Service Center or Building Products Company FY25

37ANALYST DAY PRESENTATION FY 2026 Current Guidance(1) Sales $1.625 - $1.725 billion Adjusted EBITDA(2) $360 - $400 million Adjusted EPS Range $5.75 - $6.25 (1) FY2026 Guidance Assumptions: The newly built Washington, Missouri plant to be operational in the first half of FY2026, and expected to be accretive to earnings in the second half of FY2026; Capital expenditures are expected to be approximately $60 to $80 million, down from $116 million in FY2025 due to the substantial completion of the Washington, Missouri facility in FY2025; Debt-to-leverage ratio is estimated to be between 1.5 to 2.5 times, interest expense is expected to be $55 to $65 million, and the annualized effective tax rate of 25% excludes federal regulatory changes that may emerge; Debt reduction to exceed $300 million; Adjusted Diluted EPS guidance includes adding back amortization related to the Company’s intangible assets and various accounting adjustments; Excludes all potential M&A activities not previously announced. (2) For a reconciliation to the most directly comparable GAAP measures, please see the appendix to this presentation

Appendix

Reg “G” Tables

40ANALYST DAY PRESENTATION Net Leverage Calculations The table presented above is an excerpt from the Company’s Q1 FY2026 financial results found in the Company’s 10Q filed 07/09/2025. Please see page 34 of this presentation for footnotes. Debt Leverage Ratio Reconciliation

Non-GAAP Disclosure of Adjusted EBITDA 41 The table presented above is an excerpt from the Company’s Q1 FY2026 results found in the Company’s 10Q filed with the SEC on 07/09/2025. Please see page 34 of this presentation for footnotes.

Non-GAAP Disclosure of Adjusted Net Income and Adjusted EPS 42 The table presented above is an excerpt from the Company’s Q1 FY2026 results found in the Company’s 10Q filed with the SEC on 07/09/2025. Please see page 34 of this presentation for footnotes.

Non-GAAP Segment Disclosure (Metal Coatings and Precoat Metals) 43 The tables presented above are an excerpt from the Company’s FY2025 results found in the Company’s 10K filed with the SEC on 07/09/2025. Please see page 34 of this presentation for footnotes.

Notes for Non-GAAP Disclosure Slides 44